                                                                     Rule 497(c)
                                                                File No. 2-95003
                                                                       811-04183

                                                                      PROSPECTUS
                                                                     MAY 1, 1999

                                   COMPASS 2

    Sun Life Insurance and Annuity Company of New York ("we" or the "Company") and Sun Life of New York (N.Y.) Variable Account B (the "Variable Account") offer the individual flexible payment deferred annuity contracts described in this Prospectus (the "Contracts").

    You may choose among seven variable investment options and a fixed account option. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following series of the MFS/Sun Life Series Trust (the "Series Fund"), a mutual fund advised by our affiliate Massachusetts Financial Services Company:

Money Market Series               Global Governments Series
High Yield Series                 Total Return Series
Capital Appreciation Series       Managed Sectors Series
Government Securities Series

The fixed account option pays interest at a guaranteed fixed rate.

    THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPASS 2 ANNUITY AND THE SERIES FUND.

    We have filed a Statement of Additional Information dated May 1, 1999 (the "SAI"), which is incorporated by reference in this Prospectus, with the Securities and Exchange Commission (the "SEC"). The table of contents for the SAI is on page 24 of this Prospectus. You may obtain a copy without charge by writing to our Annuity Service Mailing Address or by telephoning (800) 447-7569 or (212) 943-3855. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

                        ANNUITY SERVICE MAILING ADDRESS:
             C/O SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                                80 BROAD STREET
                            NEW YORK, NEW YORK 10004

                               TABLE OF CONTENTS

                                                                 PAGE
Definitions                                                         2
Synopsis                                                            3
Expense Summary                                                     5
Condensed Financial Information--Accumulation Unit Values           7
Performance Data                                                    8
Financial Statements                                                8
A Word About the Company, the Variable Account and the
  Series Fund                                                       8
Purchase Payments and Contract Values During Accumulation
  Phase                                                            10
Cash Withdrawals                                                   11
Death Benefit                                                      13
Contract Charges                                                   14
Annuity Provisions                                                 16
Other Contract Provisions                                          18
Federal Tax Status                                                 20
Year 2000 Compliance                                               22
Distribution of the Contracts                                      23
Legal Proceedings                                                  23
Owner Inquiries                                                    23
Table of Contents for Statement of Additional Information          24

                                  DEFINITIONS

    The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

    The terms "we" and "the Company" will be used to refer to Sun Life Insurance and Annuity Company of New York. We will use the term "you" to refer to the Owner of the Contract. Readers of this Prospectus should note that unless they are the Owner of the Contract, their ability to exercise any rights belonging to the Owner will depend on their agreement with the Owner.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Phase: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Phase will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Insurance and Annuity Company of New York (also referred to in this Prospectus as "we").

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity:  An annuity with payments that do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The Contract must be owned by a natural person or by a trust or other entity as agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as "you".

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Series Fund:  MFS/Sun Life Series Trust.

Sub-Account: That portion of the Variable Account that invests in shares of a particular series of the Series Fund.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

We:  Sun Life Insurance and Annuity Company of New York.

You:  The Owner of the Contract.

                                    SYNOPSIS

    You may allocate Purchase Payments to Sub-Accounts of the Variable Account or to the Fixed Account or to both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 10). During the Accumulation Phase you may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page 11).

    We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge of 5% of the amount withdrawn. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 11 and 14, respectively).

    Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Internal Revenue Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see "Federal Tax Status" on page 20).

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see "Death Benefit" on page 13).

    On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see "Contract Maintenance Charge" on page 14).

    We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of the Variable Account attributable to the Contracts (see "Mortality and Expense Risk Charge " on page 14).

    We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 15).

    Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 16).

    If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the full amount of all Purchase Payments made.

                                EXPENSE SUMMARY

    The purpose of the following table and Examples is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Account attributable to the Contracts as well as of the Series Fund. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund prospectus. In addition to the expenses listed below, premium taxes may be applicable if you are a resident of a state other than New York.

                                          MONEY     HIGH    CAPITAL AP-    GOVERNMENT   GLOBAL GOV-   TOTAL    MANAGED
                                          MARKET   YIELD     PRECIATION    SECURITIES    ERNMENTS     RETURN   SECTORS
OWNER TRANSACTION EXPENSES                SERIES   SERIES      SERIES        SERIES       SERIES      SERIES   SERIES
----------------------------------------  ------   ------   ------------   ----------   -----------   ------   -------
Sales Load Imposed on Purchases.........  $   0    $    0   $      0       $     0      $      0      $   0    $    0
Deferred Sales Load (as a percentage of
 Purchase Payments withdrawn) (1)
  Number of Contract Years Payment in
    Accumulation Account
    0-5.................................      5%        5%         5%            5%            5%         5%        5%
    Thereafter..........................      0%        0%         0%            0%            0%         0%        0%
Exchange Fee............................  $   0    $    0   $      0       $     0      $      0      $   0    $    0

ANNUAL CONTRACT MAINTENANCE CHARGE
                                          ---------------$30 per Contract ---------------
SEPARATE ACCOUNT ANNUAL EXPENSES
----------------------------------------
(as a percentage of average Separate Account
 assets)
Mortality and Expense Risk Fees.........   1.30%     1.30%      1.30%         1.30%         1.30%      1.30%     1.30%
Other Account Fees and Expenses.........   0.00%     0.00%      0.00%         0.00%         0.00%      0.00%     0.00%
Total Separate Account Annual
 Expenses...............................   1.30%     1.30%      1.30%         1.30%         1.30%      1.30%     1.30%

SERIES FUND ANNUAL EXPENSES
(as a percentage of Series Fund average net
 assets)
Management Fees.........................   0.50%     0.75%      0.73%         0.55%         0.75%      0.65%     0.74%
Other Expenses..........................   0.06%     0.07%      0.04%         0.07%         0.13%      0.05%     0.06%
Total Series Fund Annual Expenses.......   0.56%     0.82%      0.77%         0.62%         0.88%      0.70%     0.80%

------------------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

                                    EXAMPLES

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------
Money Market Series........................................   $      66    $     111    $     156    $     229
High Yield Series..........................................   $      69    $     119    $     169    $     255
Capital Appreciation Series................................   $      68    $     117    $     166    $     250
Global Governments Series..................................   $      69    $     120    $     172    $     262
Government Securities Series...............................   $      67    $     113    $     159    $     235
Total Return Series........................................   $      68    $     115    $     163    $     243
Managed Sectors Series.....................................   $      69    $     118    $     168    $     253

If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------
Money Market Series........................................   $      20    $      62    $     106    $     229
High Yield Series..........................................   $      23    $      69    $     119    $     255
Capital Appreciation Series................................   $      22    $      68    $     116    $     250
Global Governments Series..................................   $      23    $      71    $     122    $     262
Government Securities Series...............................   $      21    $      63    $     109    $     235
Total Return Series........................................   $      21    $      66    $     113    $     243
Managed Sectors Series.....................................   $      22    $      69    $     118    $     253

    THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

    The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.

                                                                      YEAR ENDED DECEMBER 31,
                               -----------------------------------------------------------------------------------------------------
                                  1989       1990      1991      1992      1993      1994      1995      1996      1997      1998
                               ----------  --------- --------- --------- --------- --------- --------- --------- --------- ---------
CAPITAL APPRECIATION SERIES
 Unit Value
    Beginning of Period          $13.6679   $19.8292  $17.6811  $24.5945  $27.5884  $32.1362  $30.5824  $40.5956  $48.6833  $59.1724
    End of Period                $19.8292   $17.6811  $24.5945  $27.5884  $32.1362  $30.5824  $40.5956  $48.6833  $59.1724  $75.1838
  Units Outstanding End of
   Period                       1,492,598  1,488,508 1,498,930 1,647,257 1,631,966 1,352,145 1,311,905 1,149,253 1,049,111   881,482
HIGH YIELD SERIES
 Unit Value
    Beginning of Period          $13.2514   $12.9242  $10.9543  $15.9592  $18.1105  $21.0484  $20.3148  $23.4173  $25.9755  $29.0298
    End of Period                $12.9242   $10.9543  $15.9592  $18.1105  $21.0484  $20.3148  $23.4173  $25.9755  $29.0298  $28.8320
  Units Outstanding End of
   Period                       1,789,852  1,031,781   822,234   799,929   815,313   673,380   570,116   489,793   421,472   327,184
GOVERNMENT SECURITIES SERIES
 Unit Value
    Beginning of Period          $12.9170   $14.3889  $15.4639  $17.6811  $18.6404  $20.0002  $19.3176  $23.4352  $22.5040  $24.1586
    End of Period                $14.3889   $15.4639  $17.6811  $18.6404  $20.0002  $19.3176  $23.4352  $22.5040  $24.1586  $25.9309
  Units Outstanding End of
   Period                       2,979,834  3,019,599 2,805,551 2,572,771 2,077,587 1,877,778 1,317,288 1,160,869   897,267   737,003
MONEY MARKET SERIES
 Unit Value
    Beginning of Period          $11.7406   $12.6230  $13.4389  $14.0362  $14.3185  $14.5062  $14.8503  $15.4592  $16.0115  $16.6078
    End of Period                $12.6230   $13.4389  $14.0362  $14.3185  $14.5062  $14.8503  $15.4592  $16.0115  $16.6078  $17.2190
  Units Outstanding End of
   Period                       1,978,834  2,049,178 1,572,794   945,904   822,445 1,074,216 1,084,910   917,551   713,552   745,670
GLOBAL GOVERNMENTS SERIES
 Unit Value
    Beginning of Period          $10.3414   $11.2281  $12.5679  $14.2565  $14.1646  $16.6299  $15.6877  $17.9197  $18.5138  $18.1356
    End of Period                $11.2281   $12.5679  $14.2565  $14.1646  $16.6299  $15.6877  $17.9197  $18.5138  $18.1356  $20.6718
  Units Outstanding End of
   Period                         132,954    203,424   447,204   539,885   572,506   530,682   433,736   358,117   256,940   158,924
TOTAL RETURN SERIES
 Unit Value
    Beginning of Period          $10.4940   $12.1807  $12.3512  $14.8323  $15.9052  $17.8114  $17.1937  $21.5225  $24.2332  $29.1777
    End of Period                $12.1807   $12.3512  $14.8323  $15.9052  $17.8114  $17.1937  $21.5225  $24.2332  $29.1777  $32.1854
  Units Outstanding End of
   Period                         762,845  1,182,806 1,568,328 1,958,326 2,239,181 2,083,366 1,740,564 1,532,369 1,345,153 1,076,662
MANAGED SECTORS SERIES
 Unit Value
    Beginning of Period          $10.4022   $14.9199  $13.1936  $21.1295  $22.2236  $22.8407  $22.1251  $28.8928  $33.5381  $41.5939
    End of Period                $14.9199   $13.1936  $21.1295  $22.2236  $22.8407  $22.1251  $28.8928  $33.5381  $41.5939  $46.0991
  Units Outstanding End of
   Period                         100,099    141,628   207,819   343,592   338,757   328,532   331,221   314,243   270,624   230,507

                                PERFORMANCE DATA

    From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance data relating to the Sub-Accounts. Performance data will consist of total return quotations which will always include quotations for the period subsequent to the date each Sub-Account became available for investment under the Contracts, and for recent one year and, when applicable, five and ten year periods. Such quotations for such periods will be the average annual rates of return required for an initial Purchase Payment of $1,000 to equal the actual variable accumulation value attributable to such Purchase Payment on the last day of the period, after reflection of all applicable withdrawal and Contract charges. Results calculated without withdrawal and/or Contract charges will be higher. Performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also, from time to time, compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More detailed information on the computations is set forth in the Statement of Additional Information.

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

       A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE SERIES FUND

THE COMPANY

    Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 80 Broad Street, New York, New York 10004.

    We are a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a stock life insurance company incorporated in Delaware and having its Executive Office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life of Canada (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada, a mutual life insurance company incorporated in Canada in 1865.

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account of the Company on December 3, 1984, pursuant to a resolution of the Company's Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

    Under New York insurance law and under the Contracts, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific series of the Series Fund described below.

    In addition to the Contracts, we issue other variable annuity contracts participating in the Variable Account.

THE SERIES FUND

    The Series Fund is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the Series Fund.

    All amounts allocated to the Variable Account will be used to purchase shares of the Series Fund at their net asset value as you designate. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and distribution expenses and any applicable taxes, in effect, by redeeming the number of Series Fund shares, at their net asset value, equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

    The Series Fund is composed of 26 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 26 series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of 7 series of the Series Fund. The investment objectives of each of the 7 available series of the Series Fund are summarized below.

    (1) MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

    (2) HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

    (3) CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

    (4) GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

    (5) GLOBAL GOVERNMENTS SERIES (formerly, World Governments Series) will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

    (6) TOTAL RETURN SERIES will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

    (7) MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

    Shares of the Series Fund are available exclusively to separate accounts established by the Company and Sun Life of Canada (U.S.) to fund benefits under variable life insurance and variable annuity products. Certain risks involved in funding benefits under both life insurance and annuity contracts are discussed in the Series Fund prospectus under the caption "Management of the Series Fund."

    More detailed information may be found in the current Series Fund prospectus and the Series Fund's statement of additional information. A prospectus for the Series Fund must accompany this Prospectus and you should read it together with this Prospectus.

THE FIXED ACCOUNT

    See Appendix A to the Statement of Additional Information for a description of the Fixed Account.

                     PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PHASE

PURCHASE PAYMENTS

    You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date. Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000 or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

    Your completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within 2 business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to 5 business days while we try to complete the application. If we cannot complete the application within 5 business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately, unless you specifically consent to our retaining the Purchase Payment until we can complete the application. Once the application is completed, we will credit the Purchase Payment within 2 business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

    We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

    We will allocate each net Purchase Payment to either the Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we receive the Purchase Payment.

    We established the Variable Accumulation Unit value for each Sub-Account at $10.00 for the first Valuation Period of that Sub-Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending on the investment performance of the series of the Series Fund in which the Sub-Account is invested, and the expenses and charges deducted from the Variable Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:

        (a) is the net result of:

            (1) the net asset value of a Series Fund share held in the
                Sub-Account determined as of the end of the Valuation Period, plus

            (2) the per share amount of any dividend or other distribution declared on the Series Fund shares held in the Sub-Account if the "ex dividend" date occurs during the Valuation Period, plus or minus

            (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which we determine to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

        (b) is the net asset value of a Series Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

        (c) is the risk charge factor we determine for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

TRANSFERS

    During the Accumulation Phase, you may transfer all or part of the value of your Accumulation Account to one or more Sub-Accounts then available or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

        (1) You may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

        (2) You may not make more than 12 transfers in any Contract Year; and

        (3) The amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Sub-Account.

    In addition, these transfers will be subject to such terms and conditions as the Series Fund may impose. We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

                                CASH WITHDRAWALS

    At any time during the Accumulation Phase, you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Federal Tax Status"). In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

    Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000, we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal, you may specify the amount you want withdrawn from the Fixed Account and/or each Sub-Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

    If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request less any applicable withdrawal charge and reduce the value of your Accumulation Account by deducting the amount requested. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

    We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and New York insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

    - when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

    - when it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; or

    - when an SEC order permits us to defer payment for the protection of securities holders.

SECTION 403(b) ANNUITIES

    The Internal Revenue Code imposes restrictions on cash withdrawals from contracts used with Section 403(b) Annuities. In order for a Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value")) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

    Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

    Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing their plan and the person who administers such plan for information as to such investment alternatives.

    For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities), see "Federal Tax Status."

                                 DEATH BENEFIT

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under Annuity Options B, D, or E, if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or a single lump sum payment of their discounted value.)

    You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you or, if you are the Annuitant, to your estate.

    During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual
Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, we will make payment within 7 days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Cash Withdrawals." If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within 7 days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If the death benefit is to be paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. You or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that described above, provided that such date is
(a) the first day of a calendar month, and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable, unless otherwise restricted (in the case of a Qualified Contract) by the particular retirement plan or by applicable law (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of:

    (1) the value of your Accumulation Account;

    (2) the total Purchase Payments made under the Contract reduced by all withdrawals;

    (3) the value of your Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after the fifth Contract Anniversary.

    To determine the amount of the death benefit under (1) above, we will use Accumulation Values for the Valuation Period during which we receive Due Proof of Death of the Annuitant, if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

    We will assess contract charges under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

    We deduct an annual contract maintenance charge of $30 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Sub-Account in which you have Accumulation Units at the time of the deduction.

    On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

    We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE

    We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

    For assuming these risks, we make a deduction from the Variable Account at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.30%. We may change the rate of this deduction annually, but it will not exceed 1.30% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

    For the year ended December 31, 1998, mortality and expense risk charges imposed under the Contracts and mortality and expense risk charges and distribution expense charges imposed under other contracts participating in the Variable Account were the only expenses of the Variable Account.

WITHDRAWAL CHARGES

    We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for 5 years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

    We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

    All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn that is subject to the charge. We will apply the charge as follows:

    (1) Old Payments, New Payments and accumulated value: In a given Contract Year, "New Payments" are Payments you have made in that Contract Year or in the 4 previous Contract Years; "Old Payments" are all Purchase Payments made before the previous 4 Contract Years; and the remainder of your Accumulation Account value--that is, the value of your Accumulation Account minus the total of Old Payments and New Payments--is called the "accumulated value."

    (2) Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

    (3) Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these New Payments have been previously withdrawn

    (4) Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old Payments and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

    Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract. (See Appendix C to the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

PREMIUM TAXES

    We will make a deduction, when applicable, for premium taxes or similar state or local taxes. Currently, no premium taxes are applicable in the State of New York; however, if you or the Payee are a resident of a state other than New York, a premium tax ranging from 0% to 3.5% may be assessed, depending on the state of residence. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

CHARGES OF THE SERIES FUND

    The Variable Account purchases shares of the Series Fund at net asset value. The net asset value of these shares reflects investment management fees and expenses (including, but not limited to, compensation of trustees, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Series Fund. These fees and expenses are more fully described in the Series Fund prospectus and the Statement of Additional Information.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

    For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. In most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option, as described under "Death Benefit." Please refer to the terms of your plan for additional restrictions.

    On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). No cash withdrawals will be permitted after the Annuity Commencement Date except as may be available under Annuity Options B, D, or E, if elected. (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or a single lump sum payment of their discounted value.)

ANNUITY OPTIONS

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary, as provided under "Death Benefit."

    You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected.

    Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

    Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

    Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments
Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain, as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain was elected.

    Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

    *Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least 5 years but not exceeding 30 years), as elected.

    *Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of 5 years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

    We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Sub-Account to another, up to a maximum of 12 such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each Annuity Option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

------------------------
* The election of this annuity option may result in the imposition of a penalty tax.

    If net investment return of the Sub-Accounts was exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

                           OTHER CONTRACT PROVISIONS

OWNER

    As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

    If you are the Owner of a Non-Qualified Contract and you die before the Annuitant and before the Annuity Commencement Date, your Accumulation Account must be distributed to the Beneficiary, if then alive, either (1) within 5 years after the date of your death, or (2) over some period not greater than the life or expected life of the Beneficiary, with annuity payments beginning within one year after the date of your death. The person named as Beneficiary shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

    These mandatory distribution requirements will not apply when the designated Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner, your surviving spouse (if the designated Beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; if your spouse does not make that election, the death benefit provision of the Contract shall be controlling, subject to the condition that any annuity option elected complies with the
Section 72(s) distribution requirements. In all other cases where the Owner and the Annuitant are the same individual, the death benefit provision of the Contract controls.

    If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

    In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF SERIES FUND SHARES

    We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. We will vote Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date, the Payee is the person having such voting rights.

    Owners of Contracts held pursuant to retirement plans may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

    We will determine the number of particular Series Fund shares as to which each such person is entitled to give instructions on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, we determine that number by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Series Fund share as of the same date. On or after the Annuity Commencement Date, we determine the number of particular Series Fund shares as to which such instructions may be given by a Payee by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Series Fund share as of the same date.

SUBSTITUTED SECURITIES

    Shares of a particular series of the Series Fund may not always be available for purchase by the Variable Account or we may decide that further investment in any such shares is no longer appropriate in view of the purposes of the Variable Account or in view of legal, regulatory or federal income tax restrictions. In either event, shares of another series or shares of another registered open-end investment company may be substituted both for Series Fund shares already purchased by the Variable Account and as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

MODIFICATION

    Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or
(iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts or (iv) provides additional Variable Account and/ or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to the prior approval of the Superintendent of Insurance of the State of New York and to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any such change in the operation of the Variable Account, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York, make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403 or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes may depend upon the type of retirement plan for which the Contract is purchased and a number of different factors. This discussion is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE FEDERAL, STATE OR LOCAL TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING A CONTRACT.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. The operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, but the Variable Account is not taxable as a regulated investment company or otherwise as an entity separate from the Company. The income of the Variable Account (consisting primarily of interest, dividends and net capital gains) is not taxable to the Company to the extent that it is applied to increase reserves under contracts participating in the Variable Account.

TAXATION OF ANNUITIES IN GENERAL

    Purchase Payments made under Non-Qualified Contracts are not deductible from the Owner's income for federal income tax purposes. Owners of Qualified Contracts should consult a tax adviser regarding the tax treatment of Purchase Payments.

    Generally, no taxes are imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or as a cash withdrawal or lump sum payment prior to the Annuity Commencement Date. However, corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract, unless the non-natural person holds the Contract as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement). This current taxation of annuities held by non-natural persons does not apply to earnings accumulated under an immediate annuity, which the Code defines as a single premium contract with an annuity commencement date within one year of the date of purchase.

    A partial cash withdrawal (i.e., a withdrawal of less than the entire value of the Contract's Accumulation Account) from a Non-Qualified Contract before the Annuity Commencement Date is treated first as a withdrawal from the increase in the Accumulation Account's value, rather than as a return of Purchase Payments. The amount of the withdrawal allocable to this increase will be includible in the Owner's income and subject to tax at ordinary income rates. If an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount borrowed from the Contract or the amount assigned or pledged must be treated as if it were withdrawn from the Contract.

    In the case of annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, a portion of each payment is treated as a nontaxable return of Purchase Payments. The nontaxable portion is determined by applying to each annuity payment an "exclusion ratio," which, in general, is the ratio that the total amount the Owner paid for the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable at ordinary income rates.

    The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the amount the Owner paid for the Contract. If the Annuitant survives for his full life expectancy, so that the Payee recovers the entire amount paid for the Contract, any subsequent annuity payments will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire amount paid, the Payee will be allowed a deduction for the amount of unrecovered Purchase Payments.

    Taxable cash withdrawals and lump sum payments from Non-Qualified Contracts may be subject to a penalty tax equal to 10% of the amount treated as taxable income. This 10% penalty also may apply to certain annuity payments. This penalty will not apply in certain circumstances (such as where the distribution is made upon the death of the Owner). The withdrawal penalty also does not apply to distributions under an immediate annuity (as defined above).

    In the case of a Qualified Contract, distributions generally are taxable and distributions made prior to age 59 1/2 are subject to a 10% penalty tax, although this penalty tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Only the plan participant or the participant's spouse may elect to roll over a distribution to an eligible retirement plan. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, payments and rollovers under the retirement plans in connection with which the Contracts are purchased.

    If the Owner of a Non-Qualified Contract dies, the value of the Contract generally must be distributed within a specified period (see "Other Contractual Provisions--Death of Owner"). For Contracts owned by non-natural persons, a change in the Annuitant is treated as the death of the Owner.

    A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon the death of the Owner.

    A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the value of the Contract's Accumulation Account minus the total amount paid for the Contract.

    The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account, unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and Qualified Contracts issued for use with individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for federal income tax purposes, and therefore the annual increase in the value of such contracts is subject to current taxation. The Company believes that each series of the Series Fund complies with the regulations.

    The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract and/or the Variable Account) necessary to comply with the guidelines.

    THE FOLLOWING INFORMATION SHOULD BE CONSIDERED ONLY WHEN AN IMMEDIATE ANNUITY CONTRACT AND A DEFERRED ANNUITY CONTRACT ARE PURCHASED TOGETHER: THE COMPANY UNDERSTANDS THAT THE TREASURY DEPARTMENT MIGHT RECONSIDER THE TAX TREATMENT OF ANNUITY PAYMENTS UNDER AN IMMEDIATE ANNUITY CONTRACT (I.E., A SINGLE PREMIUM CONTRACT WITH AN ANNUITY COMMENCEMENT DATE WITHIN ONE YEAR OF THE DATE OF PURCHASE) PURCHASED TOGETHER WITH A DEFERRED ANNUITY CONTRACT. THE COMPANY BELIEVES THAT ANY ADVERSE CHANGE IN EXISTING TAX TREATMENT OF SUCH IMMEDIATE ANNUITY CONTRACTS IS LIKELY TO BE PROSPECTIVE, THAT IS, IT WOULD NOT APPLY TO CONTRACTS ISSUED BEFORE SUCH A CHANGE IS ANNOUNCED. HOWEVER, THERE CAN BE NO ASSURANCE THAT ANY SUCH CHANGE, IF ADOPTED, WOULD NOT BE APPLIED RETROACTIVELY.

QUALIFIED RETIREMENT PLANS

    The Qualified Contracts are designed for use with the following types of qualified retirement plans:

        (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans;

        (2) Tax-Sheltered Annuities established pursuant to the provisions of
    Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code; and

        (3) Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pension Plans established by employers pursuant to Section 408(k).

    The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. The Company will provide purchasers of Qualified Contracts used in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

                              YEAR 2000 COMPLIANCE

    The Company's business, financial condition, and results of operations could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999. However, the Company has investigated the nature and extent of the work necessary to render its computer systems capable of processing beyond the turn of the century ("Year 2000 compliant"), and has made substantial progress toward achieving this goal, including upgrading and/or replacing existing systems. As of December 31, 1998, over 90% of the system components had been remediated, tested and certified as Year 2000 compliant. The majority of the remaining components are in the testing phase and are expected to be certified over the course of 1999. While it is believed that these efforts do involve substantial costs, the Company closely monitors associated costs and continues to evaluate associated risks based on actual testing. Based on available information, the Company believes that it will be able to manage its total Year 2000 transition without a material adverse effect on its business operations, financial condition, or results of operations.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Commissions and other distribution expenses will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Account.

                                OWNER INQUIRIES

    All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information.......................................................
Annuity Provisions........................................................
Other Contract Provisions.................................................
Administration of the Contracts...........................................
Distribution of the Contracts.............................................
Accountants...............................................................
Calculation of Performance Data...........................................
Advertising and Sales Literature..........................................
Financial Statements......................................................
Appendix A -- The Fixed Account...........................................
Appendix B -- Illustrative Examples of Variable Accumulation Unit Value,
  Variable Annuity Unit Value and Variable Annuity Payment Calculations...
Appendix C -- Withdrawals and Withdrawal Charges..........................

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1999 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (212) 943-3855 or (800) 447-7569.

 -------------------------------------------------------------------------------

To:         Sun Life Insurance and Annuity Company of New York
            80 Broad Street
            New York, New York 10004

    Please send me a Statement of Additional Information for Compass 2 Sun Life (N.Y.) Variable Account B.

Name
           --------------------------------------

Address
           --------------------------------------

           --------------------------------------

City                               State                    Zip
           ---------------------              ------------             ---------

Telephone
           --------------------------------------

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                                                       [LOGO]

PROSPECTUS

MAY 1, 1999
COMBINATION FIXED/VARIABLE
ANNUITY FOR PERSONAL AND
QUALIFIED RETIREMENT PLANS

ISSUED IN CONNECTION
WITH SUN LIFE (N.Y.)
VARIABLE ACCOUNT B

CO2NY-1 5/99

  ISSUED BY
  SUN LIFE INSURANCE AND ANNUITY COMPANY
  OF NEW YORK
  Annuity Service Mailing Address:
  80 Broad Street
  New York, New York 10004

  LEGAL COUNSEL
  Covington & Burling
  1201 Pennsylvania Avenue, N.W.
  P.O. Box 7566
  Washington, D.C. 20044

  AUDITORS
  Deloitte & Touche LLP
  125 Summer Street
  Boston, Massachusetts 02110

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF

                             ADDITIONAL INFORMATION


Attached hereto and made a part hereof is a Statement of Additional Information dated May 1, 1999

                                                                    MAY 1, 1999


                                   COMPASS 2

                      STATEMENT OF ADDITIONAL INFORMATION

                       SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                               TABLE OF CONTENTS

General Information.........................................      2
Annuity Provisions..........................................      2
Other Contract Provisions...................................      3
Administration of the Contracts.............................      4
Distribution of the Contracts...............................      4
Accountants.................................................      4
Calculation of Performance Data.............................      4
Advertising and Sales Literature............................      6
Financial Statements........................................      7
Appendix A -- The Fixed Account.............................     36
Appendix B -- Illustrative Examples of Calculations of
  Variable Accumulation Unit Value, Variable Annuity Unit
  Value and Variable Annuity Payment........................     38
Appendix C -- Withdrawals and Withdrawal Charges............     39




    This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass 2 Combination Fixed/Variable Annuity Contracts (the "Contracts") for personal and qualified retirement plans issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account B (the "Variable Account") which is not necessarily included in the Prospectus dated May 1, 1999 (the "Prospectus") regarding the Contracts. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company at its Annuity Service Mailing Address, 80 Broad Street, New York, New York 10004, or by telephoning (212) 943-3855 or
(800) 447-7549.

    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.
--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY


    Sun Life Insurance and Annuity Company of New York (the "Company") is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Its Home Office is located at 80 Broad Street, New York, New York 10004. The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a stock life insurance company incorporated in Delaware and having its Executive Office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life of Canada (U.S.) is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.
("Life Holdco").  Life Holdco is a wholly-owned subsidiary of Sun Life
Assurance Company of Canada -- U.S. Operations Holdings, Inc. ("U.S.
Holdco"). U.S. Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"), 150 King Street West, Toronto,
Ontario, Canada, a mutual life insurance company incorporated in Canada in 1865.


THE VARIABLE ACCOUNT

    Sun Life (N.Y.) Variable Account B (the "Variable Account") is a separate account of the Company which meets the definition of a "separate account" under the federal securities laws and which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account. Because of exemptive and exclusionary provisions, that part of the Contracts relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. However, disclosures regarding the fixed portion of the Contracts and the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "A Word About the Fixed Account" in Appendix A).

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be cancelled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract remains fixed, unless an exchange of Annuity Units is made, as described in the Prospectus. The dollar amount of each variable annuity payment after the first such payment may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments, see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period, and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. The factor for a one day Valuation Period is 0.99989255.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                           OTHER CONTRACT PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

    A Contract belongs to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner upon the death of the Annuitant. In some qualified plans the Owner of the Contract is a trustee and the trust authorizes the Annuitant/participant to exercise certain Contract rights and privileges.

    Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that after transfer the Qualified Contract is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under
Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General" in the Prospectus). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in the Contract application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written Beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

    The Company is Custodian of the assets of the Variable Account. The Company, as Custodian, will purchase shares of a particular series of the Series Fund at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of contract issued to each owner, the status of the Accumulation Account under each Contract, and other pertinent information necessary to the administration and operation of the Contracts. The Company has entered into service agreements with its parent, Sun Life Assurance Company of Canada (U.S.), and Sun Life Assurance Company of Canada under which the latter have agreed to provide the Company with certain services on a cost reimbursement basis. These services include, but are not limited to, accounting and investment services, systems support and development, pricing, product development, actuarial, legal and compliance functions, marketing services and staff training.

                         DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous. The Contracts are sold by licensed insurance agents in the State of New York. Such agents are registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), the Company's parent company. Commissions and other distribution compensation will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts. During 1996, 1997 and 1998, approximately $56,000, $40,000, and $33,148, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                                  ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, are the Variable Account's independent certified public accountants providing auditing and other professional services.

                        CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN:

    The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below the table.

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1998

                                         1 YEAR       5 YEAR       10 YEAR
                                         PERIOD       PERIOD        PERIOD        LIFE*      DATE OF INCEPTION
                                       -----------  -----------  ------------  ------------  ------------------
Capital Appreciation Series..........    27.06%       18.53%        18.61%       16.27%      August 13, 1985
Global Governments Series(1).........    13.98%        4.45%         7.17%        7.07%      May 16, 1988
Government Securities Series.........     7.34%        5.33%         7.22%        7.38%      August 12, 1985
High Yield Series....................    (0.68)%       6.50%         8.08%        8.23%      August 13, 1985
Managed Sectors Series...............    10.83%       15.08%        16.07%       15.51%      May 27, 1988
Money Market Series..................     3.68%        3.49%         3.90%        4.16%      August 29, 1985
Total Return Series..................    10.31%       12.56%        11.86%       11.63%      May 16, 1988


---------

*From Date of Inception.

(1) Formerly, World Governments Series.


The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                        n
                                P(1 + T)  = ERV

 Where: P      =      a hypothetical initial Purchase Payment of $1,000
        T      =      average annual total return for the period
        n      =      number of years
      ERV      =      redeemable value (as of the end of the period) of a
                      hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

   The formula assumes that: 1) all recurring fees have been deducted from the Contract's Accumulation Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period; and 3) there will be a full surrender at the end of the period.

    The $30 annual contract maintenance charge will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the charge is proportionate to the percentage of the number of Contracts that have amounts allocated to that Sub-Account.

                        ADVERTISING AND SALES LITERATURE

    As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

    A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

    DUFF & PHELPS CREDIT RATING COMPANY's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

    LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

    STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.


    VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds included in variable contracts.

    STANDARD & POOR'S INDEX--Broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

    NASDAQ-OTC Price Index--This index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

    DOW JONES INDUSTRIAL AVERAGE (DJIA)--Price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

    In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company intends to illustrate the advantages of the Contracts in a number of ways:

    COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the fixed account; and the compounding effect when an Owner makes regular deposits to his or her Account.

    DOLLAR COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

    THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, A.M. Best Company and Duff & Phelps above). It may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENT OF CONDITION-- December 31, 1998

ASSETS:
   Investment in MFS/Sun Life Series Trust       Shares        Cost         Value
                                               ----------  ------------  ------------
    Capital Appreciation Series ("CAS")......   1,628,297  $ 58,186,591  $ 74,791,926
    Government Securities Series ("GSS").....   1,498,150    18,940,733    20,067,109
    High Yield Series ("HYS")................   1,127,958    10,211,707    10,336,064
    Money Market Series ("MMS")..............  13,461,310    13,461,310    13,461,310
    Managed Sectors Series ("MSS")...........     456,642    12,256,459    12,897,765
    Total Return Series ("TRS")..............   1,914,629    34,487,056    40,711,674
    World Governments Series ("WGS").........     306,270     3,367,700     3,744,797
                                                           ------------  ------------
                                                           $150,911,556  $176,010,645
                                                           ------------
                                                           ------------
LIABILITY:
  Payable to sponsor...................................................       (88,213)
                                                                         ------------
        Net Assets.....................................................  $175,922,432
                                                                         ------------
                                                                         ------------

                                                               Applicable to Owners of
                                                         Deferred Variable Annuity Contracts  Reserve for
NET ASSETS:                                              -----------------------------------   Variable
COMPASS 2 CONTRACTS:                                       Units    Unit Value     Value       Annuities       Total
                                                         ---------  ----------  ------------  -----------   ------------
    CAS................................................    881,482    $ 75.1838 $ 66,268,190   $  328,583   $ 66,596,773
    GSS................................................    737,003      25.9309   19,108,259       90,730     19,198,989
    HYS................................................    327,184      28.8320    9,436,176       38,584      9,474,760
    MMS................................................    745,670      17.2190   12,832,044       10,439     12,842,483
    MSS................................................    230,507      46.0991   10,650,759       47,540     10,698,299
    TRS................................................  1,076,662      32.1854   34,741,822      576,282     35,318,104
    WGS................................................    158,924      20.6718    3,298,821      --           3,298,821
                                                                                ------------  -----------   ------------
                                                                                $156,336,071   $1,092,158   $157,428,229
                                                                                ------------  -----------   ------------

COMPASS 3 CONTRACTS:
    CAS................................................    339,067    $ 24.1862 $  8,200,462   $       34   $  8,200,496
    GSS................................................     67,394      12.9045      869,136      --             869,136
    HYS................................................     60,336      14.1888      856,348      --             856,348
    MMS................................................     51,357      11.8631      608,996      --             608,996
    MSS................................................    113,778      19.3977    2,197,964           62      2,198,026
    TRS................................................    296,455      17.9323    5,315,198           27      5,315,225
    WGS................................................     35,645      12.5340      445,976      --             445,976
                                                                                ------------  -----------   ------------
                                                                                $ 18,494,080   $      123   $ 18,494,203
                                                                                ------------  -----------   ------------
        Net assets............................................................  $174,830,151   $1,092,281   $175,922,432
                                                                                ------------  -----------   ------------
                                                                                ------------  -----------   ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENTS OF OPERATIONS-- Year Ended December 31, 1998

                                                        CAS            GSS           HYS            MMS
                                                    Sub-Account    Sub-Account   Sub-Account    Sub-Account
                                                    ------------   -----------   ------------   ------------
INCOME AND EXPENSES:
  Dividend income and capital gain distributions
    received......................................  $  8,116,840   $1,169,788    $   789,871    $    619,906
  Mortality and expense risk charges..............       816,804      242,617        140,312         146,071
  Distribution expense charges....................        98,017       29,114         16,837          17,528
                                                    ------------   -----------   ------------   ------------
      Net investment income.......................  $  7,202,019   $  898,057    $   632,722    $    456,307
                                                    ------------   -----------   ------------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains on investment transactions
    Proceeds from sales...........................  $ 25,572,688   $7,592,128    $ 5,668,225    $ 22,116,806
    Cost of investments sold......................    15,306,482    7,070,910      5,322,173      22,116,806
                                                    ------------   -----------   ------------   ------------
      Net realized gains..........................  $ 10,266,206   $  521,218    $   346,052    $    --
                                                    ------------   -----------   ------------   ------------
  Net unrealized appreciation on investments
    End of period.................................  $ 16,605,335   $1,126,376    $   124,357    $    --
    Beginning of period...........................    16,518,885    1,051,340      1,151,909         --
                                                    ------------   -----------   ------------   ------------
      Change in unrealized appreciation...........  $     86,450   $   75,036    $(1,027,552)   $    --
                                                    ------------   -----------   ------------   ------------
    Realized and unrealized gains (losses)........  $ 10,352,656   $  596,254    $  (681,500)   $    --
                                                    ------------   -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................  $ 17,554,675   $1,494,311    $   (48,778)   $    456,307
                                                    ------------   -----------   ------------   ------------
                                                    ------------   -----------   ------------   ------------

                                                        MSS           TRS          WGS
                                                    Sub-Account   Sub-Account   Sub-Account     Total
                                                    -----------   -----------   ----------   -----------
INCOME AND EXPENSES:
  Dividend income and capital gain distributions
    received......................................  $1,907,178    $ 4,766,358   $  50,061    $17,420,002
  Mortality and expense risk charges..............     143,063        468,483      44,955      2,002,305
  Distribution expense charges....................      17,168         56,218       5,395        240,277
                                                    -----------   -----------   ----------   -----------
      Net investment income (loss)................  $1,746,947    $ 4,241,657   $    (289 )  $15,177,420
                                                    -----------   -----------   ----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment
    transactions
    Proceeds from sales...........................  $4,712,546    $12,206,707   $2,690,172   $80,559,272
    Cost of investments sold......................   3,817,748      8,756,342   2,930,009     65,320,470
                                                    -----------   -----------   ----------   -----------
      Net realized gains (losses).................  $  894,798    $ 3,450,365   $(239,837 )  $15,238,802
                                                    -----------   -----------   ----------   -----------
  Net unrealized appreciation (depreciation) on
    investments
    End of period.................................  $  641,306    $ 6,224,618   $ 377,097    $25,099,089
    Beginning of period...........................   1,999,252      9,712,373    (361,046 )   30,072,713
                                                    -----------   -----------   ----------   -----------
      Change in unrealized appreciation
        (depreciation)............................  $(1,357,946)  $(3,487,755)  $ 738,143    $(4,973,624)
                                                    -----------   -----------   ----------   -----------
    Realized and unrealized gains (losses)........  $ (463,148 )  $   (37,390)  $ 498,306    $10,265,178
                                                    -----------   -----------   ----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS............  $1,283,799    $ 4,204,267   $ 498,017    $25,442,598
                                                    -----------   -----------   ----------   -----------
                                                    -----------   -----------   ----------   -----------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            CAS                               GSS
                                                                        Sub-Account                       Sub-Account
                                                              -------------------------------   -------------------------------
                                                                        Year Ended                        Year Ended
                                                                       December 31,                      December 31,
                                                              -------------------------------   -------------------------------
                                                                   1998             1997             1998             1997
                                                              ---------------   -------------   --------------   --------------
OPERATIONS:
  Net investment income.....................................   $    7,202,019    $  4,821,639     $    898,057    $   1,450,749
  Net realized gains (losses)...............................       10,266,206       4,265,085          521,218          (75,949)
  Net unrealized gains......................................           86,450       3,425,610           75,036          380,386
                                                              ---------------   -------------   --------------   --------------
      Increase in net assets from operations................   $   17,554,675    $ 12,512,334     $  1,494,311    $   1,755,186
                                                              ---------------   -------------   --------------   --------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................   $    2,540,950    $  2,627,696     $    664,851    $     593,679
    Net transfers between Sub-Accounts and Fixed Account....       (3,626,538)        668,389         (871,865)      (1,912,328)
    Withdrawals, surrenders, annuitizations and contract
      charges...............................................       (9,568,674)     (7,704,458)      (3,638,620)      (4,863,706)
                                                              ---------------   -------------   --------------   --------------
      Net accumulation activity.............................   $  (10,654,262)   $ (4,408,373)    $ (3,845,634)   $  (6,182,355)
                                                              ---------------   -------------   --------------   --------------
  Annuitization Activity:
    Annuitizations..........................................   $       52,914    $     67,112     $   --          $    --
    Annuity payments and contract charges...................          (30,074)        (26,334)         (12,398)         (22,850)
    Adjustments to annuity reserve..........................           (2,453)         (3,618)             666            3,140
                                                              ---------------   -------------   --------------   --------------
      Net annuitization activity............................   $       20,387    $     37,160     $    (11,732)   $     (19,710)
                                                              ---------------   -------------   --------------   --------------
  Decrease in net assets from contract owner transactions...   $  (10,633,875)   $ (4,371,213)    $ (3,857,366)   $  (6,202,065)
                                                              ---------------   -------------   --------------   --------------
    Increase (decrease) in net assets.......................   $    6,920,800    $  8,141,121     $ (2,363,055)   $  (4,446,879)
NET ASSETS:
  Beginning of year.........................................       67,876,469      59,735,348       22,431,180       26,878,059
                                                              ---------------   -------------   --------------   --------------
  End of period.............................................   $   74,797,269    $ 67,876,469     $ 20,068,125    $  22,431,180
                                                              ---------------   -------------   --------------   --------------
                                                              ---------------   -------------   --------------   --------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                                           HYS                               MMS
                                                                       Sub-Account                       Sub-Account
                                                              ------------------------------   -------------------------------
                                                                        Year Ended                       Year Ended
                                                                       December 31,                     December 31,
                                                              ------------------------------   -------------------------------
                                                                   1998            1997             1998             1997
                                                              --------------   -------------   --------------   --------------
OPERATIONS:
  Net investment income.....................................   $     632,722    $    717,784     $    456,307    $     497,700
  Net realized gains........................................         346,052         474,628         --               --
  Net unrealized gains (losses).............................      (1,027,552)        290,335         --               --
                                                              --------------   -------------   --------------   --------------
      Increase (decrease) in net assets from operations.....   $     (48,778)   $  1,482,747     $    456,307    $     497,700
                                                              --------------   -------------   --------------   --------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................   $     210,963    $    212,184     $    307,131    $     361,788
    Net transfers between Sub-Accounts and Fixed Account....      (1,472,620)        199,334        7,369,452          457,557
    Withdrawals, surrenders, annuitizations and contract
      charges...............................................      (1,495,462)     (2,269,739)      (7,077,196)      (4,535,913)
                                                              --------------   -------------   --------------   --------------
      Net accumulation activity.............................   $  (2,757,119)   $ (1,858,221)    $    599,387    $  (3,716,568)
                                                              --------------   -------------   --------------   --------------
  Annuitization Activity:
    Annuity payments and contract charges...................   $      (4,897)   $     (5,630)    $     (1,057)   $      (1,179)
    Adjustments to annuity reserves.........................              56            (427)            (471)          10,821
                                                              --------------   -------------   --------------   --------------
      Net annuitization activity............................   $      (4,841)   $     (6,057)    $     (1,528)   $       9,642
                                                              --------------   -------------   --------------   --------------
  Increase (decrease) in net assets from contract owner
    transactions............................................   $  (2,761,960)   $ (1,864,278)    $    597,859    $  (3,706,926)
                                                              --------------   -------------   --------------   --------------
      Increase (decrease) in net assets.....................   $  (2,810,738)   $   (381,531)    $  1,054,166    $  (3,209,226)
NET ASSETS:
  Beginning of period.......................................      13,141,846      13,523,377       12,397,313       15,606,539
                                                              --------------   -------------   --------------   --------------
  End of period.............................................   $  10,331,108    $ 13,141,846     $ 13,451,479    $  12,397,313
                                                              --------------   -------------   --------------   --------------
                                                              --------------   -------------   --------------   --------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                                      MSS                              TRS
                                                                  Sub-Account                      Sub-Account
                                                         ------------------------------   -----------------------------
                                                                   Year Ended                      Year Ended
                                                                  December 31,                    December 31,
                                                         ------------------------------   -----------------------------
                                                              1998             1997            1998            1997
                                                         ---------------   ------------   --------------   ------------
OPERATIONS:
  Net investment income................................    $   1,746,947   $  1,211,086    $   4,241,657   $  3,740,675
  Net realized gains...................................          894,798      1,084,457        3,450,365      2,659,733
  Net unrealized gains (losses)........................       (1,357,946)       413,062       (3,487,755)     1,621,733
                                                         ---------------   ------------   --------------   ------------
      Increase in net assets from operations...........    $   1,283,799   $  2,708,605    $   4,204,267   $  8,022,141
                                                         ---------------   ------------   --------------   ------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.........................    $     828,932   $    641,130    $   1,457,947   $  1,583,065
    Net transfers between Sub-Accounts and Fixed
      Account..........................................          179,600         83,029       (1,063,470)       101,838
    Withdrawals, surrenders, annuitizations and
      contract charges.................................       (2,473,049)    (2,113,363)      (8,364,694)    (6,305,584)
                                                         ---------------   ------------   --------------   ------------
      Net accumulation activity........................    $  (1,464,517)  $ (1,389,204)   $  (7,970,217)  $ (4,620,681)
                                                         ---------------   ------------   --------------   ------------
  Annuitization Activity:
    Annuitizations.....................................    $      52,940   $    --         $    --         $     56,378
    Annuity payments and contract charges..............           (3,921)          (164)         (92,029)       (82,242)
    Adjustments to annuity reserves....................             (564)       (11,371)         (14,828)       (19,810)
                                                         ---------------   ------------   --------------   ------------
      Net annuitization activity.......................    $      48,455   $    (11,535)   $    (106,857)  $    (45,674)
                                                         ---------------   ------------   --------------   ------------
  Decrease in net assets from contract owner
    transactions.......................................    $  (1,416,062)  $ (1,400,739)   $  (8,077,074)  $ (4,666,355)
                                                         ---------------   ------------   --------------   ------------
    Increase (decrease) in net assets..................    $    (132,263)  $  1,307,866    $  (3,872,807)  $  3,355,786
NET ASSETS:
  Beginning of period..................................       13,028,588     11,720,722       44,506,136     41,150,350
                                                         ---------------   ------------   --------------   ------------
  End of period........................................    $  12,896,325   $ 13,028,588    $  40,633,329   $ 44,506,136
                                                         ---------------   ------------   --------------   ------------
                                                         ---------------   ------------   --------------   ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                                      WGS
                                                                  Sub-Account                         Total
                                                         ------------------------------   -----------------------------
                                                                   Year Ended                      Year Ended
                                                                  December 31,                    December 31,
                                                         ------------------------------   -----------------------------
                                                              1998             1997            1998            1997
                                                         ---------------   ------------   --------------   ------------
OPERATIONS:
  Net investment income (loss).........................    $        (289)  $    177,640    $  15,177,420   $ 12,617,273
  Net realized gains (losses)..........................         (239,837)      (221,118)      15,238,802      8,186,836
  Net unrealized gains (losses)........................          738,143       (115,094)      (4,973,624)     6,016,032
                                                         ---------------   ------------   --------------   ------------
      Increase (decrease) in net assets from
        operations.....................................    $     498,017   $   (158,572)   $  25,442,598   $ 26,820,141
                                                         ---------------   ------------   --------------   ------------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.........................    $     172,382   $    200,405    $   6,183,156   $  6,219,947
    Net transfers between Sub-Accounts and Fixed
      Account..........................................         (760,745)      (327,982)        (246,186)      (730,163)
    Withdrawals, surrenders, annuitizations and
      contract charges.................................       (1,301,883)    (1,751,969)     (33,919,578)   (29,544,732)
                                                         ---------------   ------------   --------------   ------------
      Net accumulation activity........................    $  (1,890,246)  $ (1,879,546)   $ (27,982,608)  $(24,054,948)
                                                         ---------------   ------------   --------------   ------------
  Annuitization Activity:
    Annuitizations.....................................    $   --          $    --         $     105,854   $    123,490
    Annuity payments and contract charges..............        --               --              (144,376)      (138,399)
    Adjustments to annuity reserves....................        --               --               (17,594)       (21,265)
                                                         ---------------   ------------   --------------   ------------
      Net annuitization activity.......................    $   --          $    --         $     (56,116)  $    (36,174)
                                                         ---------------   ------------   --------------   ------------
  Decrease in net assets from contract owner
    transactions.......................................    $  (1,890,246)  $ (1,879,546)   $ (28,038,724)  $(24,091,122)
                                                         ---------------   ------------   --------------   ------------
    Increase (decrease) in net assets..................    $  (1,392,229)  $ (2,038,118)   $  (2,596,126)  $  2,729,019
NET ASSETS:
  Beginning of period..................................        5,137,026      7,175,144      178,518,558    175,789,539
                                                         ---------------   ------------   --------------   ------------
  End of period........................................    $   3,744,797   $  5,137,026    $ 175,922,432   $178,518,558
                                                         ---------------   ------------   --------------   ------------
                                                         ---------------   ------------   --------------   ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life (N.Y.) Variable Account B (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York, the Sponsor (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on December 3, 1984 as a funding vehicle for individual variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS/Sun Life Series Trust (the "Series Trust") as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company, an affiliate of Sun Life Assurance Company of Canada (U.S.), is investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

(3) CONTRACT CHARGES

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.3% of the assets of the Variable Account attributable to Compass 2 contracts and 1.25% of the assets of the Variable Account attributable to Compass 3 contracts.

Each year on the contract anniversary, a contract maintenance charge of $30 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date the charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described below applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the Compass 3 contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven contract years (during both the accumulation period and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to such contracts. No deduction is made after the seventh contract anniversary. No such deduction is made with respect to assets attributable to Compass 2 contracts.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                               CAS                         GSS                       HYS
                                           Sub-Account                 Sub-Account               Sub-Account
                                    -------------------------   -------------------------   ---------------------
                                           Year Ended                  Year Ended                Year Ended
                                          December 31,                December 31,              December 31,
                                    -------------------------   -------------------------   ---------------------
COMPASS 2 CONTRACTS                    1998          1997          1998          1997         1998        1997
----------------------------------  -----------   -----------   -----------   -----------   ---------   ---------
Units Outstanding Beginning of
 Year                                 1,049,111     1,149,253       897,267     1,160,869     421,472     489,793
    Units purchased                      15,299        25,636        17,550        22,468       2,836       3,272
    Units transferred between
      Sub-Accounts and Fixed
      Account                           (44,627)        7,308       (36,206)      (79,806)    (49,178)      6,890
    Units withdrawn, surrendered,
      and annuitized                   (138,301)     (133,086)     (141,608)     (206,264)    (47,946)    (78,483)
                                    -----------   -----------   -----------   -----------   ---------   ---------
Units Outstanding End of Year           881,482     1,049,111       737,003       897,267     327,184     421,472
                                    -----------   -----------   -----------   -----------   ---------   ---------
                                    -----------   -----------   -----------   -----------   ---------   ---------


                                               MSS                         TRS                       WGS
                                           Sub-Account                 Sub-Account               Sub-Account
                                    -------------------------   -------------------------   ---------------------
                                           Year Ended                  Year Ended                Year Ended
                                          December 31,                December 31,              December 31,
                                    -------------------------   -------------------------   ---------------------
                                       1998          1997          1998          1997         1998        1997
                                    -----------   -----------   -----------   -----------   ---------   ---------
Units Outstanding Beginning of
 Year                                   270,624       314,243     1,345,153     1,532,369     256,940     358,117
    Units purchased                       6,466         8,716        18,920        34,725       5,460       6,591
    Units transferred between
      Sub-Accounts and Fixed
      Account                             3,355        (1,885)      (33,825)          146     (37,228)    (15,604)
    Units withdrawn, surrendered,
      and annuitized                    (49,938)      (50,450)     (253,586)     (222,087)    (66,248)    (92,164)
                                    -----------   -----------   -----------   -----------   ---------   ---------
Units Outstanding End of Year           230,507       270,624     1,076,662     1,345,153     158,924     256,940
                                    -----------   -----------   -----------   -----------   ---------   ---------
                                    -----------   -----------   -----------   -----------   ---------   ---------

                                              MMS
                                          Sub-Account
                                    -----------------------
                                          Year Ended
                                         December 31,
                                    -----------------------
COMPASS 2 CONTRACTS                    1998         1997
----------------------------------  ----------   ----------
Units Outstanding Beginning of
 Year                                  713,552      917,551
    Units purchased                     11,975       14,540
    Units transferred between
      Sub-Accounts and Fixed
      Account                          426,262       50,095
    Units withdrawn, surrendered,
      and annuitized                  (406,119)    (268,634)
                                    ----------   ----------
Units Outstanding End of Year          745,670      713,552
                                    ----------   ----------
                                    ----------   ----------
Units Outstanding Beginning of
 Year
    Units purchased
    Units transferred between
      Sub-Accounts and Fixed
      Account
    Units withdrawn, surrendered,
      and annuitized
Units Outstanding End of Year

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                    CAS                     GSS                    HYS
                                                Sub-Account             Sub-Account            Sub-Account
                                           ---------------------   ---------------------   -------------------
                                                Year Ended              Year Ended             Year Ended
                                               December 31,            December 31,           December 31,
                                           ---------------------   ---------------------   -------------------
COMPASS 3 CONTRACTS                          1998        1997        1998        1997        1998       1997
-----------------------------------------  ---------   ---------   ---------   ---------   --------   --------
Units Outstanding Beginning of Year          291,968     231,231      55,194      58,052     60,217     58,945
    Units purchased                           73,560      72,122      17,879       6,833      8,915      9,036
    Units transferred between
      Sub-Accounts and
      Fixed Account                           (4,596)      6,347       3,622        (373)    (2,262)       291
    Units withdrawn, surrendered, and
      annuitized                             (21,865)    (17,732)     (9,301)     (9,318)    (6,534)    (8,055)
                                           ---------   ---------   ---------   ---------   --------   --------
Units Outstanding End of Year                339,067     291,968      67,394      55,194     60,336     60,217
                                           ---------   ---------   ---------   ---------   --------   --------
                                           ---------   ---------   ---------   ---------   --------   --------
                                                    MSS                     TRS                    WGS
                                                Sub-Account             Sub-Account            Sub-Account
                                           ---------------------   ---------------------   -------------------
                                                Year Ended              Year Ended             Year Ended
                                               December 31,            December 31,           December 31,
                                           ---------------------   ---------------------   -------------------
                                             1998        1997        1998        1997        1998       1997
                                           ---------   ---------   ---------   ---------   --------   --------
Units Outstanding Beginning of Year          100,687      82,578     281,915     255,284     42,551     47,922
    Units purchased                           29,949      18,777      51,882      44,905      5,735      7,395
    Units transferred between
      Sub-Accounts and Fixed Account          (2,112)     10,378      (2,829)      4,923     (7,056)    (4,116)
    Units withdrawn, surrendered, and
      annuitized                             (14,746)    (11,046)    (34,513)    (23,197)    (5,585)    (8,650)
                                           ---------   ---------   ---------   ---------   --------   --------
Units Outstanding End of Year                113,778     100,687     296,455     281,915     35,645     42,551
                                           ---------   ---------   ---------   ---------   --------   --------
                                           ---------   ---------   ---------   ---------   --------   --------
                                                    MMS
                                                Sub-Account
                                           ---------------------
                                                Year Ended
                                               December 31,
                                           ---------------------
COMPASS 3 CONTRACTS                          1998        1997
-----------------------------------------  ---------   ---------
Units Outstanding Beginning of Year           47,433      83,267
    Units purchased                            9,088      11,190
    Units transferred between
      Sub-Accounts and
      Fixed Account                           15,416     (32,545)
    Units withdrawn, surrendered, and
      annuitized                             (20,580)    (14,479)
                                           ---------   ---------
Units Outstanding End of Year                 51,357      47,433
                                           ---------   ---------
                                           ---------   ---------
Units Outstanding Beginning of Year
    Units purchased
    Units transferred between
      Sub-Accounts and Fixed Account
    Units withdrawn, surrendered, and
      annuitized
Units Outstanding End of Year

INDEPENDENT AUDITORS' REPORT

To the Participants in Sun Life (N.Y.) Variable Account B
  and the Board of Directors of Sun Life Insurance and Annuity Company of New
York:

We have audited the accompanying statement of condition of Capital Appreciation Sub-Account, Government Securities Sub-Account, High Yield Sub-Account, Money Market Sub-Account, Managed Sectors Sub-Account, Total Return Sub-Account and World Governments Sub-Account of Sun Life (N.Y.) Variable Account B (the "Sub-Accounts") as of December 31, 1998, the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1998 by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1998, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

                    ----------------------------------------

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded or accompanied by an effective prospectus.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND
SURPLUS

                                                 DECEMBER 31,
                                          --------------------------
                                              1998          1997
                                          ------------  ------------
ADMITTED ASSETS
General Account Assets:
    Bonds                                 $ 57,916,869  $ 61,703,336
    Mortgage loans on real estate           17,657,672    25,787,001
    Properties acquired in satisfaction
     of debt                                 1,755,854       --
    Policy loans                               625,023       636,277
    Cash and short-term investments          5,928,556    10,120,237
    Life insurance premiums and annuity
     considerations due and uncollected        667,087       791,011
    Accident and health premiums due and
     unpaid                                    156,493       158,858
    Investment income due and accrued          780,020     1,083,939
    Other assets                               183,602       497,790
                                          ------------  ------------
    General account assets                  85,671,176   100,778,449
Separate Account Assets:
    Unitized                               527,942,310   406,430,585
    Non-unitized                           100,064,243   116,889,545
                                          ------------  ------------
    Total Admitted Assets                 $713,677,729  $624,098,579
                                          ------------  ------------
                                          ------------  ------------
LIABILITIES, CAPITAL STOCK AND SURPLUS
General Account Liabilities:
    Aggregate reserve for life policies
     and contracts                        $ 22,578,780  $ 22,374,626
    Aggregate reserve for accident and
     health policies                         7,830,000     7,414,000
    Policy and contract claims               2,174,704     1,912,737
    Liability for premium and other
     deposit funds                          20,807,840    31,341,254
    Interest maintenance reserve               830,941       885,581
    Commissions to agents due or accrued       374,826       521,106
    General expenses due or accrued            369,524       415,105
    Transfers from Separate Accounts due
     or accrued                            (15,992,081)   (7,224,058)
    Taxes, licenses and fees due or
     accrued                                    64,813       114,986
    Federal income taxes due or accrued        700,000     1,000,000
    Asset valuation reserve                  1,047,787     1,346,335
    Payable to parent, subsidiaries and
     affiliates                              1,218,745     1,266,475
    Other liabilities                          684,361       810,594
                                          ------------  ------------
    General account liabilities             42,690,240    62,178,741
Separate Account Liabilities:
    Unitized                               527,751,720   406,249,110
    Non-unitized                           100,064,243   116,889,545
                                          ------------  ------------
    Total liabilities                      670,506,203   585,317,396
                                          ------------  ------------
CAPITAL STOCK AND SURPLUS
    Capital Stock--Par value $1,000;
     authorized issued and outstanding;
     2,000 shares                            2,000,000     2,000,000
                                          ------------  ------------
    Gross paid in and contributed
     surplus                                29,500,000    29,500,000
    Group life contingency reserve fund        812,391       180,457
    Unassigned funds                        10,859,135     7,100,726
                                          ------------  ------------
    Total Surplus                           41,171,526    36,781,183
                                          ------------  ------------
    Capital stock and surplus               43,171,526    38,781,183
                                          ------------  ------------
    Total liabilities, capital stock and
     surplus                              $713,677,729  $624,098,579
                                          ------------  ------------
                                          ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.))

STATUTORY STATEMENTS OF OPERATIONS

                                                  YEARS ENDED DECEMBER 31,
                                          ----------------------------------------
                                              1998          1997          1996
                                          ------------  ------------  ------------
INCOME:
    Premiums and annuity considerations   $ 16,979,974  $ 16,013,160  $ 10,880,575
    Deposit-type funds                      84,013,114   115,692,429    67,770,004
    Net investment income                    6,397,852     8,824,668    12,313,903
    Amortization of interest maintenance
     reserve                                   319,812       519,001       704,763
    Net gain from operations from
     Separate Accounts                           9,115         8,743         8,101
    Income from fees associated with
     investment management,
     administration and contract
     guarantees from Separate Accounts       6,262,374     4,707,296     3,591,170
    Other income                             1,179,261       657,755       701,242
                                          ------------  ------------  ------------
      Total Income                         115,161,502   146,423,052    95,969,758
                                          ------------  ------------  ------------
BENEFITS AND EXPENSES:
    Death benefits                           6,237,281     4,916,746     2,881,367
    Annuity benefits                         5,758,805     5,439,091     7,175,995
    Disability benefits and benefits
     under accident and health policies      1,094,851       939,635       464,615
    Surrender benefits and other fund
     withdrawals                            73,863,143    79,016,904   114,578,203
    Interest on policy or contract funds       101,516        75,069        83,323
    Increase in aggregate reserves for
     life and accident and health
     policies and contracts                    620,154     5,199,040     1,550,701
    Decrease in liability for premium
     and other deposit funds               (10,533,414)  (30,405,893)  (67,996,389)
                                          ------------  ------------  ------------
      Total Benefits                        77,142,336    65,180,592    58,737,815
    Commissions on premiums and annuity
     considerations (direct business
     only)                                   4,850,390     5,582,738     3,047,358
    General insurance expenses               7,017,562     7,687,478     6,093,131
    Insurance taxes, licenses and fees,
     excluding federal income taxes            709,440       788,386       729,244
    Net transfers to Separate Accounts      16,673,071    61,695,832    22,581,654
                                          ------------  ------------  ------------
      Total Benefits and Expenses          106,392,799   140,935,026    91,189,202
                                          ------------  ------------  ------------
    Net gain from operations before
     federal income taxes                    8,768,703     5,488,026     4,780,556
    Federal income taxes incurred
     (excluding tax on capital gains)        2,070,545     2,315,259     1,938,734
                                          ------------  ------------  ------------
    Net gain from operations after
     federal income taxes and before
     realized capital gains                  6,698,158     3,172,767     2,841,822
    Net realized capital (losses) gains
     less capital gains tax and
     transferred to the interest
     maintenance reserve                       (13,249)      183,262      (439,101)
                                          ------------  ------------  ------------
NET INCOME                                $  6,684,909  $  3,356,029  $  2,402,721
                                          ------------  ------------  ------------
                                          ------------  ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.))

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                YEARS ENDED DECEMBER 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
CAPITAL AND SURPLUS, BEGINNING OF YEAR    $38,781,183  $34,802,643  $31,964,414
                                          -----------  -----------  -----------
    Net income                              6,684,909    3,356,029    2,402,721
    Change in net unrealized capital
     gains                                    359,000      138,000      702,000
    Change in nonadmitted assets and
     related items                             47,886      (14,391)      32,888
    Change in asset valuation reserve         298,548      498,902     (299,380)
    Dividend to stockholder                (3,000,000)     --           --
                                          -----------  -----------  -----------
    Net change in capital and surplus
     for the year                           4,390,343    3,978,540    2,838,229
                                          -----------  -----------  -----------
CAPITAL AND SURPLUS, END OF YEAR          $43,171,526  $38,781,183  $34,802,643
                                          -----------  -----------  -----------
                                          -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF CASH FLOW

                                                  YEARS ENDED DECEMBER 31,
                                          ----------------------------------------
                                              1998          1997          1996
                                          ------------  ------------  ------------
CASH PROVIDED
    Premiums, annuity considerations and
     deposit funds received               $101,168,181  $138,347,877  $ 82,896,939
    Net investment income                    6,731,025     9,707,801    14,106,521
    Fees associated with investment
     management, administration and
     contract guarantees from Separate
     Accounts                                6,262,374     4,707,296     3,591,170
    Fee income                               1,179,261       657,755       701,242
                                          ------------  ------------  ------------
      Total receipts                       115,340,841   153,420,729   101,295,872
                                          ------------  ------------  ------------
    Benefits paid                           86,793,629   122,170,301   128,975,968
    Insurance expenses and taxes paid       12,819,426    13,540,362     9,712,774
    Net cash transfers to separate
     accounts                               25,441,094    41,721,173    25,804,874
    Federal income tax payments
     (excluding tax on capital gains)        2,370,545     1,715,259     2,909,899
                                          ------------  ------------  ------------
      Total payments                       127,424,694   179,147,095   167,403,515
                                          ------------  ------------  ------------
      Net cash from operations             (12,083,853)  (25,726,366)  (66,107,643)
                                          ------------  ------------  ------------
    Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains of
     $135,651 for 1998, $222,860 for
     1997 and ($112,405) for 1996)          37,410,774    59,132,310    86,583,714
    Other cash provided                        813,054       325,543     4,654,856
                                          ------------  ------------  ------------
      Total cash provided                   38,223,828    59,457,853    91,238,570
                                          ------------  ------------  ------------
CASH APPLIED
    Cost of long-term investments
     acquired                              (26,671,265)  (27,369,138)  (28,654,582)
    Other cash applied                      (3,660,391)     (857,106)     (166,107)
                                          ------------  ------------  ------------
      Total cash applied                   (30,331,656)  (28,226,244)  (28,820,689)
                                          ------------  ------------  ------------
    Net change in cash and short-term
     investments                            (4,191,681)    5,505,243    (3,689,762)
CASH AND SHORT-TERM INVESTMENTS:
BEGINNING OF YEAR                           10,120,237     4,614,994     8,304,756
                                          ------------  ------------  ------------
END OF YEAR                               $  5,928,556  $ 10,120,237  $  4,614,994
                                          ------------  ------------  ------------
                                          ------------  ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

GENERAL--

Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities, group life and group long-term disability insurance. The parent company, Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), is ultimately a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"), a mutual life insurance company.

The Company, which is domiciled in the State of New York, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York. Prescribed accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as New York State laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles ("GAAP") for mutual life insurance companies and stock life insurance companies wholly owned by mutual life insurance companies. In April of 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation") which became effective in 1996 that has changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with GAAP. Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with GAAP. (See Note 17 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS--

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation, or appraised value less encumbrances. Short-term investments are carried at amortized cost which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally three to sixteen years.

POLICY AND CONTRACT RESERVES--

The reserves for group life insurance, group long-term disability insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES--

For group life, group long-term disability and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES: (CONTINUED):

SEPARATE ACCOUNTS--

The Company has established unitized separate accounts applicable to individual qualified and nonqualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the statutory financial statements. Assets held in the separate accounts are carried at market values as determined by the quoted market prices of the underlying investments.

The Company has also established a nonunitized separate account for amounts allocated to the fixed portion of a certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as payable (receivable) to (from) the general account. Transfers from separate accounts due or accrued amounted to $15,992,000 in 1998 and $7,224,000 in 1997.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING--

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the State of New York will require adoption of the Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER--

Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain 1997 and 1996 amounts have been reclassified to conform to amounts as presented in 1998.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

2.  BONDS:

Investments in debt securities are as follows:

                                                        DECEMBER 31, 1998
                                          ---------------------------------------------
                                                      GROSS         GROSS      ESTIMATED
                                          AMORTIZED UNREALIZED   UNREALIZED      FAIR
                                            COST      GAINS        LOSSES       VALUE
                                          --------  ----------   -----------   --------
                                                           (IN 000'S)
Long-term bonds:
    United States Government and
     government agencies and authorities  $16,153     $  319         $(31)     $16,441
    Public utilities                       11,353        213          (16)      11,550
    Transportation                          2,553         19           --        2,572
    Finance                                 6,260        122           (9)       6,373
    All other corporate bonds              21,598        430          (37)      21,991
                                          --------  ----------        ---      --------
        Total long-term bonds              57,917      1,103          (93)      58,927
Short-term bonds -- U.S. Treasury
    Bills, bankers acceptances and
     commercial paper                       5,258         --           --        5,258
                                          --------  ----------        ---      --------
                                          $63,175     $1,103         $(93)     $64,185
                                          --------  ----------        ---      --------
                                          --------  ----------        ---      --------

                                                       DECEMBER 31, 1997
                                          --------------------------------------------
                                                      GROSS        GROSS      ESTIMATED
                                          AMORTIZED UNREALIZED   UNREALIZED     FAIR
                                            COST      GAINS        LOSSES      VALUE
                                          --------  ----------   ----------   --------
                                                           (IN 000'S)
Long-term bonds:
    United States Government and
     government agencies and authorities  $15,005     $  311        $ --      $15,316
    Foreign governments                       523         16          --          539
    Public utilities                       12,126        341          --       12,467
    Finance                                 4,026         80          --        4,106
    All other corporate bonds              30,023        696         (16)      30,703
                                          --------  ----------       ---      --------
        Total long-term bonds              61,703      1,444         (16)      63,131
Short-term bonds -- U.S. Treasury
    Bills, bankers acceptances and
     commercial paper                       9,406         --          --        9,406
                                          --------  ----------       ---      --------
                                          $71,109     $1,444        $(16)     $72,537
                                          --------  ----------       ---      --------
                                          --------  ----------       ---      --------

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

2.  BONDS: (CONTINUED):

The amortized cost and estimated fair value of debt securities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                             DECEMBER 31, 1998
                                          -----------------------
                                          AMORTIZED   ESTIMATED
                                            COST      FAIR VALUE
                                          ---------  ------------
                                                (IN 000'S)
Maturities are:
    Due in one year or less                $18,463     $ 18,549
    Due after one year through five
     years                                  19,429       19,827
    Due after five years through ten
     years                                  11,328       11,421
    Due after ten years                      8,434        8,803
                                          ---------  ------------
        Subtotal                            57,654       58,600
    Mortgage-backed securities               5,521        5,585
                                          ---------  ------------
                                           $63,175     $ 64,185
                                          ---------  ------------
                                          ---------  ------------

Proceeds from sales and maturities of investments in debt securities during 1998, 1997 and 1996 were $29,068,000, $42,986,000 and $76,431,000, respectively.
Gross gains of $407,000, $395,000 and $537,000 and gross losses of $2,000,
$40,000 and $183,000 were realized on such sales during 1998, 1997 and 1996, respectively.

A bond, included above, with an amortized cost of approximately $404,000 and $408,000 at December 31, 1998 and 1997, respectively, was on deposit with the Superintendent of Insurance of the State of New York as required by law.

3.  MORTGAGE LOANS:

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the mortgage loan portfolio at December 31:

                                           1998     1997
                                          -------  -------
                                             (IN 000'S)

California                                $ 3,421  $ 4,672
Florida                                       777    3,313
Massachusetts                               1,090    2,556
New York                                    2,868    4,375
Ohio                                        1,291    1,308
All other                                   8,211    9,563
                                          -------  -------
                                          $17,658  $25,787
                                          -------  -------
                                          -------  -------

As of December 31, 1998, the Company has no restructured mortgage loans. As of December 31, 1997, the Company had restructured loans totaling $960,000 against which there were allowances for losses of $250,000.

The Company has made no commitments of mortgage loans on real estate into the future.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

4.  INVESTMENT GAINS (LOSSES):

                                              YEARS ENDED
                                             DECEMBER 31,
                                          -------------------
                                          1998   1997   1996
                                          -----  -----  -----
                                              (IN 000'S)
Realized capital gains (losses):
    Bonds                                 $   7  $ (99) $ 237
    Mortgage loans                           (8)    (6)  (676)
    Real estate                             (12)   288   --
                                          -----  -----  -----
                                          $ (13) $ 183  $(439)
                                          -----  -----  -----
                                          -----  -----  -----
Changes in unrealized capital gains on
 mortgage loans                           $ 359  $ 138  $ 702
                                          -----  -----  -----
                                          -----  -----  -----

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The gross realized capital gains credited to the IMR were $408,000, $355,000 and $354,000 in 1998, 1997 and 1996, respectively. All gains are transferred net of applicable income taxes.

5.  NET INVESTMENT INCOME:

Net investment income consisted of the following for:

                                          YEARS ENDED DECEMBER 31,
                                          -------------------------
                                           1998     1997     1996
                                          -------  -------  -------
                                                 (IN 000'S)
Interest income from bonds                $ 4,570  $ 5,622  $ 8,576
Interest income from mortgage loans         1,926    3,279    4,252
Real estate investment income                  22      483      376
Other investment income (loss)                125      170      (93)
                                          -------  -------  -------
    Gross investment income                 6,643    9,554   13,111
Investment expenses                           245      729      797
                                          -------  -------  -------
Net investment income                     $ 6,398  $ 8,825  $12,314
                                          -------  -------  -------
                                          -------  -------  -------

6.  REINSURANCE:

The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will reinsure the mortality and morbidity risks of the group life insurance contracts and group long-term disability contracts issued by the Company. Under these agreements, basic death benefits and long-term disability benefits are reinsured on a yearly renewable term basis. The agreements provide that Sun Life (Canada) will reinsure the mortality risks in excess of $50,000 per policy for group life insurance contracts and $4,000 per policy per month for the group long-term disability contracts ceded by the Company. For the year ended December 31, 1997 and 1996, the agreements provided that Sun Life (Canada) would reinsure $3,000 per policy per month for the group long-term disability contracts ceded by the Company. Reinsurance transactions under these agreements had the effect of increasing (decreasing) income from operations by $(771,000), $139,000 and $(500,000) for the years ended December 31, 1998, 1997, and 1996, respectively.

The group life and long-term disability reinsurance agreements require that the reinsurer provide funds in amounts equal to the reserves ceded.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

6.  REINSURANCE: (CONTINUED):

The following are summarized pro forma results of operations of the Company for the years ended December 31, 1998, 1997 and 1996 before the effect of reinsurance transactions with Sun Life (Canada).

                                            YEARS ENDED DECEMBER 31,
                                          ----------------------------
                                            1998      1997      1996
                                          --------  --------  --------
                                                   (IN 000'S)
Income:
    Premiums, annuity deposits and other
     revenues                             $105,728  $142,915  $ 85,947
    Net investment income                    6,718     9,343    13,019
                                          --------  --------  --------
    Subtotal                               112,446   152,258    98,966
Benefits and expenses:
    Policyholder benefits                   79,918   101,371    64,328
    Other expenses                          22,988    45,538    29,357
                                          --------  --------  --------
    Subtotal                               102,906   146,909    93,685
                                          --------  --------  --------
Income from operations                    $  9,540  $  5,349  $  5,281
                                          --------  --------  --------
                                          --------  --------  --------

7.  WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT
LIABILITIES:

Withdrawal characteristics of general account and separate account annuity reserves and deposits:

                                           DECEMBER 31, 1998
                                               (IN 000'S)

                                           AMOUNT   % OF TOTAL
                                          --------  ----------
Subject to discretionary withdrawal:
  --with market value adjustment          $ 98,744     15.18
  --at book value less surrender charges
   (surrender charge > 5%)                   7,108      1.09
  --at book value (mimimal or no charge
   or adjustment)                          523,814     80.54
Not subject to discretionary withdrawal
 provision                                  20,709      3.19
                                          --------  ----------
Total annuity actuarial reserves and
 deposit liabilities                      $650,375    100.00
                                          --------  ----------
                                          --------  ----------

                                           DECEMBER 31, 1997
                                               (IN 000'S)

                                           AMOUNT   % OF TOTAL
                                          --------  ----------
Subject to discretionary withdrawal:
  --with market value adjustment          $120,764     21.37
  --at book value less surrender charges
   (surrender charge > 5%)                  13,811      2.45
  --at book value (mimimal or no charge
   or adjustment)                          410,484     72.65
Not subject to discretionary withdrawal
 provision                                  19,972      3.53
                                          --------  ----------
Total annuity actuarial reserves and
 deposit liabilities                      $565,031    100.00
                                          --------  ----------
                                          --------  ----------

8.  SEGMENT INFORMATION:

The Company offers financial products and services such as fixed and variable annuities, group life insurance and group long-term disability protection. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate surplus segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

8.  SEGMENT INFORMATION: (CONTINUED):

The Retirement Products and Services ("RPS") segment markets and administers individual variable and fixed annuity products, including market value adjusted annuities, while the Group Insurance segment markets and administers group life insurance and group long-term disability products.

The following amounts pertain to the various business segments:

                                                                                                             TOTAL
                                                                                            FEDERAL         GENERAL
                                               TOTAL            TOTAL          PRETAX        INCOME         ACCOUNT
                                             REVENUES       EXPENDITURES       INCOME        TAXES          ASSETS
                                          ---------------  ---------------  ------------  ------------  ---------------
    1998:
RPS                                       $    97,936,000  $    92,889,000  $  5,047,000  $    449,000  $    36,148,000
Group Insurance                                15,155,000       13,251,000     1,904,000       654,000       14,685,000
Corporate Surplus                               2,071,000          253,000     1,818,000       968,000       34,838,000
                                          ---------------  ---------------  ------------  ------------  ---------------
    Total:                                $   115,162,000  $   106,393,000  $  8,769,000  $  2,071,000  $    85,671,000
                                          ---------------  ---------------  ------------  ------------  ---------------
                                          ---------------  ---------------  ------------  ------------  ---------------
      1997:
RPS                                       $   130,926,000  $   127,120,000  $  3,806,000  $  1,803,000  $    43,799,000
Group Insurance                                12,623,000       13,791,000    (1,168,000)     (406,000)      10,706,000
Corporate Surplus                               2,874,000           24,000     2,850,000       918,000       46,273,000
                                          ---------------  ---------------  ------------  ------------  ---------------
    Total:                                $   146,423,000  $   140,935,000  $  5,488,000  $  2,315,000  $   100,778,000
                                          ---------------  ---------------  ------------  ------------  ---------------
                                          ---------------  ---------------  ------------  ------------  ---------------
      1996:
RPS                                       $    84,260,000  $    83,271,000  $    989,000  $    547,000  $    88,745,000
Group Insurance                                 8,494,000        7,875,000       619,000       116,000        7,820,000
Corporate Surplus                               3,216,000           43,000     3,173,000     1,276,000       30,182,000
                                          ---------------  ---------------  ------------  ------------  ---------------
    Total:                                $    95,970,000  $    91,189,000  $  4,781,000  $  1,939,000  $   126,747,000
                                          ---------------  ---------------  ------------  ------------  ---------------
                                          ---------------  ---------------  ------------  ------------  ---------------

9.  RETIREMENT PLANS:

The Company participates with Sun Life (Canada) and Sun Life of Canada (U.S.) in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; the plan is currently fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of a variable accumulation fund contract held in a separate account of Sun Life (Canada).

The Company's share of the group's accrued pension cost at December 31, 1998, 1997 and 1996 was $275,000, $211,000 and $178,000, respectively. The Company's share of net periodic pension cost was $65,000, $33,000 and $81,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

The Company also participates with Sun Life (Canada), Sun Life of Canada (U.S.) and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Employer contributions were $30,000, $28,000 and $27,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

9.  RETIREMENT PLANS: (CONTINUED):

OTHER POSTRETIREMENT BENEFIT PLANS--

In addition to pension benefits, the Company provides certain health, dental and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions." SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services. SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of adoption or the amortization of the obligation over a period of up to 20 years. The Company has elected to recognize this obligation of approximately $455,000 over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $6,000, $16,000, and $8,000 for the years ended December 31, 1998, 1997 and 1996, respectively. The Company's postretirement health, dental and life insurance benefits currently are not funded.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

9.  RETIREMENT PLANS: (CONTINUED):

The following table sets forth the change in the pension and other postretirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's statutory financial statements at December 31:

                                                                      PENSION BENEFITS        OTHER BENEFITS

                                                                      1998        1997        1998       1997
                                                                   ----------  ----------  ----------  ---------
                                                                                  (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year                        $   79,684  $   70,848  $    9,845  $   9,899
    Service cost                                                        4,506       4,251         240        306
    Interest cost                                                       6,452       5,266         673        725
    Amendments                                                             --       1,000          --         --
    Actuarial (gain) loss                                              21,975          --         308       (801)
    Benefits paid                                                      (1,825)     (1,681)       (647)      (284)
                                                                   ----------  ----------  ----------  ---------
Benefit obligation at end of year                                  $  110,792  $   79,684  $   10,419  $   9,845
                                                                   ----------  ----------  ----------  ---------
                                                                   ----------  ----------  ----------  ---------
The Company's share:
    Benefit obligation at beginning of year                        $      269  $      239  $       89  $      83
    Benefit obligation at end of year                                     515         269          21         89
Change in plan assets:
    Fair value of plan assets at beginning of year                 $  136,610  $  122,807  $       --  $      --
    Actual return on plan assets                                       16,790      15,484          --         --
    Employer contribution                                                  --          --         647        284
    Benefits paid                                                      (1,825)     (1,681)       (647)      (284)
                                                                   ----------  ----------  ----------  ---------
Fair value of plan assets at end of year                           $  151,575  $  136,610  $       --  $      --
                                                                   ----------  ----------  ----------  ---------
                                                                   ----------  ----------  ----------  ---------
Funded status                                                      $   40,783  $   56,926  $  (10,419) $  (9,845)
Unrecognized net actuarial gain (loss)                                 (2,113)    (18,147)        586        257
Unrecognized transition (asset) obligation                            (24,674)    (26,730)        185        230
Unrecognized prior service cost                                         7,661       8,241          --         --
                                                                   ----------  ----------  ----------  ---------
Prepaid (accrued) benefit cost                                     $   21,657  $   20,290  $   (9,648) $  (9,358)
                                                                   ----------  ----------  ----------  ---------
                                                                   ----------  ----------  ----------  ---------
The Company's share of accrued benefit cost                        $     (275) $     (211) $      (41) $     (35)
                                                                   ----------  ----------  ----------  ---------
                                                                   ----------  ----------  ----------  ---------
Weighted-average assumptions as of December 31:
    Discount rate                                                       6.75%       7.50%       6.75%      7.50%
    Expected return on plan assets                                      8.00%       7.50%         N/A        N/A
    Rate of compensation increase                                       4.50%       4.50%         N/A        N/A

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

9.  RETIREMENT PLANS: (CONTINUED):

For measurement purposes, a 10.1% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998 (5.7% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                                            PENSION BENEFITS        OTHER BENEFITS

                                                                             1998       1997       1998       1997
                                                                          ----------  ---------  ---------  ---------
                                                                                        (IN THOUSANDS)
Components of net periodic benefit cost:
    Service cost                                                          $    4,506  $   4,251  $     239  $     306
    Interest cost                                                              6,452      5,266        673        725
    Expected return on plan assets                                           (10,172)    (9,163)        --         --
    Amortization of transition (asset) obligation                             (2,056)    (2,056)        45         45
    Amortization of prior service cost                                           580        517         --         --
    Recognized net actuarial (gain) loss                                        (677)      (789)       (20)        71
                                                                          ----------  ---------  ---------  ---------
Net periodic benefit cost                                                 $   (1,367) $  (1,974) $     937  $   1,147
                                                                          ----------  ---------  ---------  ---------
                                                                          ----------  ---------  ---------  ---------
The Company's share of net periodic benefit cost                          $       64  $      33  $       6  $      16
                                                                          ----------  ---------  ---------  ---------
                                                                          ----------  ---------  ---------  ---------

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                          1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                               INCREASE             DECREASE
                                                                          -------------------  -------------------
                                                                                         (IN 000'S)
Effect on total of service and interest cost components                        $     210            $    (170)
Effect on postretirement benefit obligation                                    $   2,026            $  (1,697)

10. FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amounts and fair values of the Company's financial instruments at December 31, 1998 and 1997:

                                                      1998                            1997
                                          -----------------------------   -----------------------------
                                             CARRYING                        CARRYING
                                              AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                          --------------   ------------   --------------   ------------
                                                                   (IN 000'S)
ASSETS:
Bonds                                        $ 63,175        $ 64,185        $ 71,109        $   72,537
Mortgages                                      17,658          18,157          25,787            26,557

LIABILITIES:
Individual annuities                         $ 29,724        $ 29,212        $ 40,479        $   38,177

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes.For privately placed bonds, fair values are estimated using prices for publicly traded bonds of similar credit risk, maturity, repayment and liquidity characteristics.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

10. FAIR VALUE OF FINANCIAL INSTRUMENTS: (CONTINUED):

The fair values of the Company's general account reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

11. STATUTORY INVESTMENT VALUATION RESERVES:

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, mortgage loans, real-estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an IMR and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the major elements of the AVR and IMR:

                                               1998            1997
                                          --------------  --------------
                                           AVR     IMR     AVR     IMR
                                          ------  ------  ------  ------
                                            (IN 000'S)      (IN 000'S)
Balance, beginning of year                $1,346  $  886  $1,845  $1,174
Net realized capital (losses) gains, net
 of tax                                      (13)    265     183     231
Amortization of net investment gains          --    (320)     --    (519)
Unrealized investment gains                  359      --     138      --
Required by formula                         (644)     --    (820)     --
                                          ------  ------  ------  ------
Balance, end of year                      $1,048  $  831  $1,346  $  886
                                          ------  ------  ------  ------
                                          ------  ------  ------  ------

12. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES:

Activity in the liability for unpaid claims and claim adjustment expense is summarized below (in 000's).

                                                      1998     1997     1996
                                                     -------  -------  -------
 Balance, January 1                                  $10,239  $ 6,129  $ 4,320
 Claims incurred                                       8,491    9,008    5,061
 Claims paid                                          (6,960)  (4,898)  (3,252)
                                                     -------  -------  -------
 Balance, December 31                                $11,770  $10,239  $ 6,129
                                                     -------  -------  -------
                                                     -------  -------  -------

The information presented above includes unpaid benefit claims and claim adjustment expenses for the group life and group long-term disability contracts. As of December 31, 1998 and 1997, the unpaid claim and claim adjustment liability for these contracts is included in Policy Reserves.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

13. FEDERAL INCOME TAXES:

The Company files a consolidated federal income tax return with Sun Life of Canada (U.S.) and other affiliates. Federal income taxes are calculated as if the Company filed a return as a separate company. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such differences include reserves, depreciation and accrual of market discount on bonds. The Company made cash payments to Sun Life of Canada (U.S.) of $2,506,000, $1,938,000 and $2,797,000 during 1998, 1997 and 1996, respectively.

14. LEASE COMMITMENTS:

The Company leases two separate facilities for its annuity operations and group sales offices. Both leases commenced in March 1994. On February 24, 1999, the Company terminated its lease at the 80 Broad Street location as it intends to consolidate the functions performed at this facility with its parent company, Sun Life of Canada (U.S.) (See Note 18 for further discussion). The group sales office lease is scheduled to expire in July 1999. Consequently, the Company has no future lease commitments to report. Rent expense under these leases in 1998, 1997 and 1996 amounted to $344,000, $348,000 and $336,000, respectively.

15. MANAGEMENT AND SERVICE CONTRACTS:

The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will furnish to the Company, as requested, personnel as well as certain investment, actuarial and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $1,037,000 in 1998, $1,155,000 in 1997 and $1,866,000 in 1996.

16. RISK-BASED CAPITAL:

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1998 and 1997.

17. ACCOUNTING POLICIES AND PRINCIPLES:

The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting and GAAP are described as follows. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP; deferred acquisition costs, deferred federal income taxes and statutory non admitted assets. AVR and IMR are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Premiums for investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting policies generally accepted in Canada in the normal course of business, the management of the Company has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these statutory financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

18. SUBSEQUENT EVENT:

Subsequent to December 31, 1998, the Company announced its intention to consolidate the customer service and accounting functions, currently performed at its office at 80 Broad Street in New York, New York, with its parent company, Sun Life of Canada (U.S.), based in Wellesley Hills, Massachusetts. A plan to transfer these operations, effective July 1, 1999, was presented to the New York State Insurance Department on February 8, 1999, and is currently undergoing review. The Company will maintain its corporate home office in the State of New York and will continue to offer individual annuity, group life and group disability products to residents of New York. This action is expected to improve operating efficiencies and achieve greater economies of scale. As a result of this event, the Company will be terminating approximately 18 employees and is expecting to incur severance related costs ranging between $250,000 and $490,000. In addition, the expense associated with terminating its lease at the 80 Broad Street facility will total approximately $77,000.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York ("the Company") as of December 31, 1998 and 1997, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 17 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York as of December 31, 1998 and 1997, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1998 on the basis of accounting described in Notes 1 and 17.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 1998 and 1997 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1998.

As management has stated in Note 17, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Insurance and Annuity Company of New York has determined that the cost of complying with Statement No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, would exceed the benefits that the Company, or the users of its financial statements would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP
February 4, 1999
(except for Note 18 for which the date is March 25, 1999.)

                                   APPENDIX A
                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account, in accordance with the terms of such contracts.

    Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEED OF 4% FOR ANY GIVEN YEAR.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus). In no event will the portion of the contract maintenance charge that is deducted from the Fixed Account cause the Contract's fixed accumulation value (adjusted for any cash withdrawals) to increase by less than 4% per year.

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45-day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences (see "Federal Tax Status").

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company.

FIXED ACCUMULATION VALUE
(1) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) FIXED ACCUMULATION UNIT VALUE

    A Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS

    Suppose the net asset value of a particular Series Fund share at the end of the current Valuation Period is $18.38; at the end of the immediately preceding Valuation Period is $18.32; the Valuation Period is one day; no dividends or distributions caused the particular Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 X 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS

    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 X 1.0032372 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS

    Suppose that the Accumulation Account of a deferred Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Sub-Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843446).

                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES

    Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum free withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

    In Contract Years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances: first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

    1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3-7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

        This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

    2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

       As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from Contract Year 1 and $2,000 from Contract Year
       2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to the withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal, minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of cancelled Accumulation Units.

        This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

    Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in Contract Year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

    1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to the withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

    2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to the withdrawal charge is still $9,000 ($13,200 - $4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

                       SUN LIFE INSURANCE AND ANNUITY COMPANY OF
                       NEW YORK
                       Annuity Service Mailing Address:
                       80 Broad Street
                       New York, New York 10004

                       LEGAL COUNSEL
                       Covington & Burling
                       1201 Pennsylvania Avenue, N.W.
                       P.O. Box 7566
                       Washington, D.C. 20044

                       AUDITORS
                       Deloitte & Touche LLP
                       125 Summer Street
                       Boston, Massachusetts 02110

                       CO2NY-13 5/99